April 20, 2009

PNC ARCS LLC 26901 Agoura Road Suite 200 Calabasas Hills, California 91301 Attention: Loan Administration Department	Fannie Mae 3939 Wisconsin Avenue, N.W. Washington, DC 20016 Attention: Vice President for Multi-Family Asset Management

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Master Credit Facility Agreement, dated April 28, 2004, as amended (the “Credit Facility Agreement”) between Sun Secured Financing LLC, Aspen-Fort Collins Limited Partnership, Sun Secured Financing Houston Limited Partnership, Sun Communities Finance, LLC, Sun Holly Forest LLC and Sun Saddle Oak LLC as Borrower, and PNC ARCS, LLC, successor in interest to ARCS Commercial Mortgage Co, L.P., as Lender, and assigned by the Lender to Fannie Mae. Unless otherwise defined, all capitalized terms in this correspondence have the meaning set forth in the Credit Facility Agreement.

Pursuant to a letter dated October 30, 2008, the Borrower exercised its right under the Credit Facility Agreement to extend the Original Variable Facility Termination Date and Variable Facility Termination Date for a period ending on the date ten (10) years after the Initial Closing Date, meaning April 28, 2014. Through email correspondence dated April 17, 2009, Lender and Fannie Mae have informed Borrower that for the extension period commencing April 29, 2009 and ending April 28, 2014, the Variable Facility Fee is 200 basis points per annum, and claim they are entitled to reset the Variable Facility Fee pursuant to the terms of the Loan Documents. Conversely, the Borrower has asserted that Lender and Fannie Mae do not have the right to change the Variable Facility Fee in connection with the extension.

Notwithstanding the difference of opinion concerning the right of Lender and Fannie Mae to change the Variable Facility Fee, the Borrower, Lender and Fannie Mae intend to proceed with the closing of the extension transaction, and set the Variable Facility Fee at 200 basis points per annum. However, Lender and Fannie Mae have agreed that by (i) closing and completing the extension transaction, (ii) executing and delivering all documents in connection therewith, (iii) accepting any Rate Setting Form or other documentation that calls for the payment of a Variable Facility Fee equal to 200 basis points per annum, and (iv) paying a Variable Facility Fee of 200 basis points per annum (each, an “Extension Action”), none of the Borrower, Lender or Fannie Mae will have waived or prejudiced any of its rights, claims and/or defenses relating to the amount of the Variable Facility Fee (except any right of Lender or Fannie Mae to claim any such Extension Action constituted a waiver of Borrower’s rights, claims or defenses), including, without limitation, Borrower’s right to assert in any court proceeding or otherwise, that the Variable Facility Fee charged or set by Lender in connection with the extension transaction is incorrect and not consistent with or permitted by the Credit Facility Agreement.

April 20, 2009

Please execute this letter agreement in the place provided below to confirm the agreement of Lender and Fannie Mae to the terms hereof. This letter agreement may be executed in any number of counterparts, each of which constitutes an original, and all of which, taken together, constitute one and the same agreement. Facsimile and electronic copies of signatures to this agreement shall be deemed to be originals and may be relied upon to the same extent as the originals.

SUN SECURED FINANCING LLC, a Michigan limited liability company
By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member
	By:	Sun Communities, Inc., a Maryland Corporation, its general partner
		By:	/s/ Jonathan M. Colman
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

ASPEN – FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership
By:	Sun GP L.L.C., a Michigan limited liability company, its general partner
	By:	Sun Communities, Inc., a Maryland Corporation, its manager
		By:	/s/ Jonathan M. Colman
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

[Signatures Continue on the Following Page]

April 20, 2009

Additional Signature Page to Letter Agreement

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership
By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner
	By:	/s/ Jonathan M. Colman
	Name:	Jonathan M. Colman
	Title:	Executive Vice President – Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company
By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member
	By:	Sun Communities, Inc., a Maryland Corporation, its general partner
		By:	/s/ Jonathan M. Colman
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company
By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member
	By:	Sun Communities, Inc., a Maryland Corporation, its general partner
		By:	/s/ Jonathan M. Colman
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

[Signatures Continue on the Following Page]

April 20, 2009

Additional Signature Page to Letter Agreement

SUN SADDLE OAK LLC, a Michigan limited liability company
By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member
	By:	Sun Communities, Inc., a Maryland Corporation, its general partner
		By:	/s/ Jonathan M. Colman
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

ACCEPTED AND AGREED TO:

PNC ARCS LLC

By:	/s/ Holli Leon
Holli Leon, Executive Vice President

FANNIE MAE

By:	/s/ Susanne C. Hiegel
Its:	Susanne C. Hiegel Vice President